--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------
[logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

New England
Government Securities Fund
                               [graphic omitted]
                                      Where
                                 The Best Minds
                                     Meet(R)
-----------------
December 31, 1998
-----------------

                                                                   FEBRUARY 1999
--------------------------------------------------------------------------------
[Photo of Bruce R. Speca]

--------------------------------------------------------------------------------
"Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score."
--------------------------------------------------------------------------------

In September 1998, I became President of New England Funds. As an 18-year veteran of the mutual fund industry, I was pleased and honored to accept this important post. In my first message to you, I hope to present what I believe you, our valued shareholders, really want to know and to offer it in a straightforward manner.

How did my fund perform?

There's no question that long-term performance is the bottom line of your investment program. With that in mind, please review the other sections of this report. You'll see your fund's performance and commentary from your fund manager that summarizes the fund's successes and shortcomings and the outlook for the year ahead.

Our assessment of New England Funds' overall performance in 1998 is that we had a solid, but not spectacular, year. While extremely pleased with both absolute and relative returns in many of our stock and bond portfolios, we were disappointed by the results of those equity funds that pursue a "value" rather than a "growth" strategy. Value stocks were largely ignored in 1998, as investors focused on very large, high visibility growth stocks (indeed, 45% of the gain in the Standard & Poor's 500 Stock Index -- a market value-weighted, unmanaged index of common stock prices for 500 selected stocks -- came from just 10 stocks!) and select technology companies.

Much of the underperformance in value-oriented funds can be attributed to market cycles, but we continue to pursue strategies to increase returns in these funds.

Can the stock market keep going up?

Like any winning streak, sooner or later the market will experience setbacks. Does that mean 1999 will see the last burst of energy from the bull market? It's easy to argue both sides of this question. Employment is high, inflation is low and economic growth is continuing. But corporate profits may start to lag and commodity prices, notably oil, are depressed around the world. The conclusion? Economists, like weathermen and other forecasters, can only hope to be right more often than they are wrong.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

My Own Two Cents

All too often investors lament, "What I could have made if only . . ." instead of "What I actually made." But experience has taught me that the more important question is, "Did I stick with my investment program and make progress toward my financial goals?"

Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score.

The mutual fund industry has become extremely complex, with more funds, new strategies and approaches to analyzing performance. What hasn't changed is your financial representative's primary objective: to help you sort it all out and increase your returns in line with your goals.

Your financial adviser can help you avoid being distracted by the daily noise and avoid what I view as the most important risk that investors face. It's the risk of not staying invested and possibly falling short of your long-term goals. Your adviser will help you stick with your investment program during periods of uncertainty.

One last thought: All of us at New England Funds appreciate the trust that you and your representative have placed in us. We look forward to serving you in the years ahead. Sincerely,

Sincerely,

/s/ Bruce R. Speca
Bruce R. Speca
President and CEO

PROGRESS ON THE Y2K FRONT
--------------------------------------------------------------------------------
New England Funds has been and continues to engage in initiatives aimed at having our computer systems tested and ready to function capably for the Year 2000. We are insisting on the same standard from vendors whose systems must interact reliably with ours as well as from the subadvisers to our funds. We are monitoring their progress and pursuing assurances of their readiness. Our systems are being tested on a four-digit format (2000, not 00) and updated as needed to perform competently. Additionally, we are developing contingency plans to diminish the possibility of inconvenience related to Year 2000. Stay informed on our Year 2000 readiness by visiting our Web site at www.mutualfunds.com.

This material represents Year 2000 Readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

--------------------------------------------------------------------------------
                     NEW ENGLAND GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1998
--------------------------------------------------------------------------------

PUTTING PERFORMANCE IN PERSPECTIVE

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and has no expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------
[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in the Government Securities Fund's Class A Shares since 12/31/88 compared to the Lehman Government Bond Index over the same period. The data points from the graph are as follows:]

                                                          LEHMAN GOV'T
                      NAV                 MSC              BOND INDEX
--------------------------------------------------------------------------------
12/31/88            $10,000             $ 9,550             $10,000
      89            $11,259             $10,752             $11,423
      90            $11,894             $11,359             $12,419
      91            $13,661             $13,047             $14,323
      92            $14,590             $13,934             $15,358
      93            $15,904             $15,188             $16,996
      94            $15,029             $14,353             $16,423
      95            $18,039             $17,227             $19,433
      96            $18,182             $17,363             $19,972
      97            $20,056             $19,154             $21,887
      98            $21,859             $20,876             $24,043

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and Class Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvestment of distributions.

--------------------------------------------------------------------------------
                     NEW ENGLAND GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/98
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CLASS A (Inception 9/16/85)    1 YEAR           5 YEARS              10 YEARS
 Net Asset Value(1)               9.0%              6.6%                 8.1%
 With Max. Sales Charge(2)        4.1               5.6                  7.6
-------------------------------------------------------------------------------
 CLASS B (Inception 9/23/93)    1 YEAR           5 YEARS       SINCE INCEPTION
 Net Asset Value(1)               8.2%              5.8%                 5.2%
 With CDSC(3)                     3.2               5.5                  5.1
--------------------------------------------------------------------------------
 CLASS Y (Inception 3/31/94)    1 YEAR          SINCE INCEPTION
 Net Asset Value(1)               9.3%              7.9%
--------------------------------------------------------------------------------
                                                              SINCE     SINCE
                                                              FUND'S    FUND'S
                                                             CLASS B   CLASS Y
 COMPARATIVE PERFORMANCE           1 YEAR  5 YEARS  10 YEARS INCEPTION INCEPTION
 Lehman Gov't. Bond Index(4)        9.9%     7.2%     9.2%     6.8%        8.3%
 Lipper General Gov't. Average(5)   8.1      6.2      8.2      5.8         7.3
 Morningstar Long Gov't Average(6) 11.4      7.8      9.6      7.1         9.5
--------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. Class Y shares are available only to certain institutional investors.

    NOTES TO CHARTS

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.5% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.
(4) Lehman Government Bond Index is an unmanaged index of bonds that are issued by the U.S. government and its agencies and have maturities between one and ten years. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Class B since inception return is calculated from 9/30/93.
(5) Lipper General Government Funds Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper, Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.
(6) Morningstar Long Government Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.

--------------------------------------------------------------------------------
                     NEW ENGLAND GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

[Photo of Joel Damiani]

Joel Damiani
Back Bay Advisors, L.P.

Q. How did New England Government Securities Fund perform over the past year?

The Fund performed very well. For the 12 months ending December 31, 1998, the Fund's Class A shares (calculated at NAV) generated a total return of 9.0%, reflecting a $0.34 per share gain in net asset value to $11.90 and the reinvestment of $0.67 per share in dividend distributions. By comparison, your Fund's peer group of general government funds, as measured by Lipper, Inc., had an average return of 8.1% for the same period.

Q. What was the investment environment like for government securities?

The environment was positive for all of 1998, and exceptional for the last half of the year. U.S. Treasury securities thrived amid an extremely volatile backdrop that included such events as continued uncertainty over the Asian financial crisis, Russia's default on some of its outstanding debt in August and concurrent currency devaluation, and the widely publicized meltdown of highly leveraged hedge funds late in September 1998. Leveraged hedge funds use borrowed money to invest, and their performance can be significantly influenced -- either positively or negatively -- by small changes in prices. As these events unfolded, investors sought the security offered by U.S. Treasury securities in a flight to quality. Prices for these securities were bid up dramatically, while, as is the case with bonds, their yields fell. The yield of the benchmark U.S. Treasury bond dropped from 5.62% on June 30, 1998, to 5.09% at the end of the year.

Furthermore, the economic environment in the United States was positive for government securities. Projections show that economic growth slowed from an annualized pace of around 3.6% in the third quarter of 1998 to about 3% in the fourth quarter, with inflation remaining subdued. Increases in the annual rate of inflation, as measured by the Consumer Price Index, ranged from about 1.5% to 1.7%.

Finally, U.S. government bonds benefited, along with other fixed-income instruments, from a declining interest rate environment. The Federal Reserve Board -- responding to concerns that a worldwide recession would stifle economic growth in the United States -- lowered key short-term interest rates three times, on September 29, October 15 and November 17, as a response to a shrinking of the availability of loans for some corporate borrowers.

Q. What strategies did you pursue amid this backdrop?

In general, there weren't many changes in the portfolio, as it already was well positioned to take advantage of this environment. We continued to emphasize total return by balancing opportunities for income and price performance. As of December 31, 1998, the Fund's duration was 7.9 years and its average maturity
11.4 years. Expressed in years, duration is a more precise measure than maturity of a bond's sensitivity to changes in interest rates. The longer the duration, the more sensitive a bond's price is to movements in interest rates; the reverse is also true. The principal reason the Fund was able to beat the average performance of its peers was precisely because it is structured as a long duration government securities fund. In the declining interest rate environment of the past year, the Fund's duration structure helped it to achieve strong returns, as the prices of longer-duration bonds tended to rise.

                             PORTFOLIO MIX -- 12/31/98
               U.S. Treasury Bonds                 69%
               Mortgage-Backed Securities          22%
               U.S. Agency Securities               9%

This breakdown does not include short-term securities.

In terms of asset allocation among different sectors of the government bond market, the Fund's holdings remained fairly stable. One slight change was a decrease in mortgage-backed securities, and a corresponding increase in Treasury securities. As interest rates dropped, it became more advantageous for mortgage holders to prepay their mortgages and refinance at lower rates. In response, I took the principal and interest from prepaid mortgages and reinvested them in Treasuries. However, for a short period, mortgage-backed securities became extremely cheap, hitting five- to ten-year lows in valuation relative to comparable Treasuries. I took advantage of that situation to purchase some Ginnie Mae securities that have since contributed to the Fund's positive performance. Overall, however, mortgage-backed securities -- as well as all other non-Treasury sectors -- markedly underperformed comparable investments in Treasury securities.

Q. What is your outlook for U.S. government securities this year?

Our outlook remains pretty much the same as it was for 1998. Many of the trends that were positive for the U.S. government security market remain in place and could push interest rates lower. These trends include moderate growth in the U.S. economy and low inflation. Foreign investors should continue to gravitate toward the U.S. bond market because of continued uncertainty in Asia. In addition, we believe that stagnant economic growth in that part of the world could help to control inflationary pressures in the United States. However, while we do anticipate further drops in interest rates, we don't expect to see them fall as dramatically as they did over the latter half of 1998. The market also anticipates lower interest rates -- the consensus appears to be that the Federal Reserve Board may lower rates, but not to the extent it did in the fourth quarter of 1998. U.S. government securities have begun to stabilize in price and yield, and we wouldn't be surprised to see that trend continue in the early part of 1999.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes. The Fund may invest in mortgage-backed securities, which are subject to the risk that unanticipated prepayments may occur, reducing the value of the securities. Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. See the Fund's prospectus for details.


--------------------------------------------------------------------------------
Note to shareholers: Scott A. Millimet recently became co-manager of New England Government Securities Fund. Joel A. Damiani remains lead portfolio manager. See prospectus supplement on page 21 for more information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

BONDS AND NOTES--98.2% OF TOTAL NET ASSETS

FACE
AMOUNT             DESCRIPTION                                                    VALUE (a)
-----------------------------------------------------------------------------------------------
                   GOVERNMENT AGENCIES--8.7%
$  7,300,000       Federal National Mortgage Association, 6.590%, 9/17/2007 .      $  7,889,694
   2,000,000       Federal National Mortgage Association, 6.800%, 8/27/2012 .         2,181,560
                                                                                   ------------
                                                                                     10,071,254
                                                                                   ------------
                   MORTGAGE BACKED--21.2%
   3,202,613       Federal Home Loan Mortgage Corp., 7.500%, 4/1/2012 .......         3,292,671
   1,142,000       Federal National Mortgage Association, 5.000%, 8/25/2022 .         1,087,036
   1,750,260       Federal National Mortgage Association, 5.937%, 10/25/2008          1,742,351
   2,362,896       Federal National Mortgage Association, 6.500%, 11/1/2027 .         2,378,397
   1,950,743       Government National Mortgage Association, 6.500%, 2/15/
                     2028 ...................................................         1,970,251
  10,315,422       Government National Mortgage Association, 7.000%, with
                     various maturities to 2027 (c) .........................        10,553,914
   2,242,896       Government National Mortgage Association, 7.500%, 4/15/
                     2027 ...................................................         2,312,268
     301,809       Government National Mortgage Association, 8.500%, 2/15/
                     2006 ...................................................           316,972
     451,012       Government National Mortgage Association, 9.000%, with
                     various maturities
                     to 2016 (c) ............................................           481,227
     168,659       Government National Mortgage Association, 9.500%, with
                     various maturities
                     to 2009 (c) ............................................           179,713
     244,663       Government National Mortgage Association, 10.000%, with
                     various maturities
                     to 2016 (c) ............................................           261,309
      43,835       Government National Mortgage Association, 12.500%, with
                     various maturities
                     to 2014 (c) ............................................            49,792
                                                                                   ------------
                                                                                     24,625,901
                                                                                   ------------
                   U.S. GOVERNMENT--68.3%
  13,800,000       United States Treasury Bonds, 9.125%, 5/15/2018 (d) ......        19,962,528
  11,000,000       United States Treasury Bonds, 11.750%, 2/15/2001 .........        12,555,510
   6,300,000       United States Treasury Bonds, 12.375%, 5/15/2004 .........         8,552,250
  11,800,000       United States Treasury Bonds, 13.250%, 5/15/2014 .........        19,532,658
   2,800,000       United States Treasury Notes, 6.125%, 8/15/2007 ..........         3,058,132
  22,000,000       United States Treasury Stripped Bonds, Zero Coupon, 8/15/
                     2017 ...................................................         7,855,100
  26,000,000       United States Treasury Stripped Bonds, Zero Coupon, 8/15/
                     2020 ...................................................         7,838,740
                                                                                   ------------
                                                                                     79,354,918
                                                                                   ------------
                   Total Bonds and Notes (Identified Cost $110,220,361) .....       114,052,073
                                                                                   ------------
SHORT TERM INVESTMENT--0.8%
-----------------------------------------------------------------------------------------------
      896,000       Repurchase Agreement with State Street Bank & Trust Co.
                      dated 12/31/1998 at 4% to be repurchased at $896,398 on
                      1/04/1999 collateralized by 675,000 U.S. Treasury Bond
                      8.125% due 8/15/2019 valued at $922,493 ...............           896,000
                                                                                   ------------
                    Total Short Term Investment (Identified Cost $896,000) ..           896,000
                                                                                   ------------
                    Total Investments--99.0% (Identified Cost $111,116,361)
                     (b) ....................................................       114,948,073
                    Other assets less liabilities ...........................         1,144,747
                                                                                   ------------
                    Total Net Assets--100% ..................................      $116,092,820
                                                                                   ============
FUTURES CONTRACTS
                                                                                       NET
                                                                                    UNREALIZED
      CONTRACTS      DESCRIPTION                                                   DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------------
         35          U.S. Treasury Bonds, March 1999 (long) .................      $    (67,406)
                                                                                   ============
(a) See Note 1a of Notes to Financial Statements.
(b) Federal Tax Information:
     At December 31, 1998 the net unrealized appreciation on
     investments based on cost of $111,280,043 for federal
     income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost .........................................................      $  3,961,726
     Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value .......................................................          (293,696)
                                                                                   -----------
     Net unrealized appreciation ............................................      $  3,668,030
                                                                                     ==========

     At December 31, 1998 the Fund had a capital loss carryover of approximately $7,570,110 of which $3,530,050 expires on December 31, 2004 and $4,040,060 expires on December 31, 2002. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c) The Fund's investment in mortgage backed securities of the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of this issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
(d) A portion of this security has been segregated as collateral in connection with the Fund's outstanding futures contracts at December 31, 1998.

---------------------------------------------------------------------------------------------------
                                  STATEMENT OF ASSETS & LIABILITIES
---------------------------------------------------------------------------------------------------

ASSETS
  Investments at value (Identified cost $111,116,361) ........                         $114,948,073
  Cash .......................................................                                  436
  Receivable for:
    Fund shares sold .........................................                              317,857
    Accrued interest .........................................                            1,338,421
                                                                                       ------------
                                                                                        116,604,787
LIABILITIES
  Payable for:
    Fund shares redeemed .....................................      $195,696
    Variation margin payable .................................         4,375
    Dividends declared .......................................       110,554
  Accrued expenses:
    Management fees ..........................................        64,131
    Deferred trustees' fees ..................................        48,841
    Accounting and administrative ............................         3,364
    Other ....................................................        85,006
                                                                    --------
                                                                                            511,967
                                                                                       ------------
NET ASSETS ...................................................                         $116,092,820
                                                                                       ============
  Net Assets consist of:
    Capital paid in ..........................................                         $119,989,810
    Undistributed net investment income ......................                               66,275
    Accumulated net realized gains (losses) ..................                           (7,727,571)
    Unrealized appreciation (depreciation) on investments and
      futures contracts                                                                   3,764,306
                                                                                       ------------
NET ASSETS ...................................................                         $116,092,820
                                                                                       ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($103,032,010 divided by 8,659,410 shares of beneficial
  interest) ..................................................                               $11.90
                                                                                             ======
Offering price per share (100/95.50 of $11.90) ...............                               $12.46*
                                                                                             ======

Net asset value and offering price of Class B shares
  ($9,656,521 divided by 811,511 shares of beneficial
  interest) ..................................................                               $11.90**
                                                                                             ======

Net asset value, offering and redemption price of Class Y shares
  ($3,404,289 divided by 286,644 shares of beneficial
  interest) ..................................................                               $11.88
                                                                                             ======

* Based upon single purchases of less than $100,000.
  Reduced sales charges apply for purchases in excess of this amount. **Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

----------------------------------------------------------------------------------------------------
                                      STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest ...................................................                         $   8,059,997
  Expenses

    Management fees ..........................................      $  728,262
    Service fees - Class A ...................................         251,899
    Service and distribution fees - Class B ..................          70,781
    Trustees' fees and expenses ..............................          10,357
    Accounting and administrative ............................          34,398
    Custodian ................................................          81,648
    Transfer agent ...........................................         261,001
    Audit and tax services ...................................          38,000
    Legal ....................................................           5,028
    Printing .................................................          40,136
    Registration .............................................          50,401
    Miscellaneous ............................................          19,715
                                                                   -----------
  Total expenses .............................................                            1,591,626
                                                                                       ------------
  Net investment income ......................................                             6,468,371
                                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FUTURES CONTRACTS
  Realized gain (loss) on:
    Investments - net ........................................       2,318,396
    Futures contracts - net ..................................          33,642
                                                                    ----------
  Total realized gain (loss) on investments and futures
  contracts ..................................................       2,352,038
                                                                    ----------
  Unrealized appreciation (depreciation) on:
    Investments - net ........................................         724,841
    Futures contracts - net ..................................         (67,406)
                                                                    ----------
  Total unrealized appreciation (depreciation) on investments
    and futures contracts ....................................         657,435
                                                                    ----------
  Net gain (loss) on investment transactions .................                            3,009,473
                                                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ........                         $  9,477,844
                                                                                       ============

----------------------------------------------------------------------------------------------------
                                 STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------
                                                                     1997                  1998
                                                                  ------------         -------------
FROM OPERATIONS
  Net investment income ...................................       $  6,783,700         $   6,468,371
  Net realized gain (loss) on investments and futures
    contracts .............................................          1,274,411             2,352,038
  Unrealized appreciation (depreciation) on investments and
    futures contracts .....................................            3,475,971               657,435
                                                                  ------------         -------------
  Increase (decrease) in net assets from operations .......         11,534,082             9,477,844
                                                                  ------------         -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...............................................         (6,106,574)           (5,800,979)
    Class B ...............................................           (253,171)             (359,173)
    Class Y ...............................................           (371,662)             (248,237)
                                                                  -----------          -------------
                                                                    (6,731,407)           (6,408,389)
                                                                  -----------          -------------
Increase (decrease) in net assets derived from capital
  share transactions ......................................        (21,284,627)           (2,871,290)
                                                                  ------------         -------------
Total increase (decrease) in net assets ...................        (16,481,952)              198,165
NET ASSETS
  Beginning of the year ...................................        132,376,607           115,894,655
                                                                  ------------         -------------
  End of the year .........................................       $115,894,655         $ 116,092,820
                                                                  ============         =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year .........................................       $    (20,394)        $      66,275
                                                                  ============         =============

----------------------------------------------------------------------------------------------------------------
                                                FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------
                                                                         CLASS A
                                             -------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                             -------------------------------------------------------------------
                                               1994           1995           1996           1997           1998
                                               ----           ----           ----           ----           ----
Net Asset Value,
 Beginning of the Year ...............        $11.75         $10.43         $11.73         $11.08          $11.56
                                              ------         ------         ------         ------          ------
Income From Investment Operations
Net Investment Income ................          0.69           0.74           0.71           0.62            0.68
Net Realized and Unrealized Gain
  (Loss) on Investments ..............         (1.32)          1.29          (0.64)          0.48            0.33
                                              ------         ------         ------         ------          ------
Total From Investment Operations .....         (0.63)          2.03           0.07           1.10            1.01
                                              ------         ------         ------         ------          ------
Less Distributions
Distributions From Net Investment
  Income .............................         (0.69)         (0.73)         (0.72)         (0.62)          (0.67)
                                              ------         ------         ------         ------          ------
Total Distributions ..................         (0.69)         (0.73)         (0.72)         (0.62)          (0.67)
                                              ------         ------         ------         ------          ------
Net Asset Value, End of the Year .....        $10.43         $11.73         $11.08         $11.56          $11.90
                                              ======         ======         ======         ======          ======
Total Return (%) (a) .................          (5.5)          20.0            0.8           10.3             9.0
Ratio of Operating Expenses to Average
  Net Assets (%) .....................          1.29           1.35           1.32           1.36            1.38
Ratio of Net Investment Income to
  Average Net Assets (%) .............          6.66           6.69           6.45           5.63            5.80
Portfolio Turnover Rate (%) ..........           809            559            462            391             106
Net Assets, End of the Year (000) ....      $147,986       $147,503       $120,607       $103,583        $103,032

(a) A sales charge is not reflected in total return calculations.

--------------------------------------------------------------------------------
                       FINANCIAL HIGHLIGHTS -- continued
--------------------------------------------------------------------------------

                                                                         CLASS B
                                          -----------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------
                                               1994           1995           1996           1997           1998
                                               ----           ----           ----           ----           ----
Net Asset Value, Beginning
 of the Year .........................        $11.75         $10.43         $11.74         $11.08          $11.56
                                              ------         ------         ------         ------          ------
Income From Investment Operations
Net Investment Income ................          0.60           0.65           0.63           0.54            0.58
Net Realized and Unrealized Gain
  (Loss) on Investments ..............         (1.32)          1.30          (0.65)          0.48            0.34
                                              ------         ------         ------         ------          ------
Total From Investment Operations .....         (0.72)          1.95          (0.02)          1.02            0.92
                                              ------         ------         ------         ------          ------
Less Distributions
Dividends From Net Investment Income .         (0.60)         (0.64)         (0.64)         (0.54)          (0.58)
                                              ------         ------         ------         ------          ------
Total Distributions ..................         (0.60)         (0.64)         (0.64)         (0.54)          (0.58)
                                              ------         ------         ------         ------          ------
Net Asset Value, End of the Year .....        $10.43         $11.74         $11.08         $11.56          $11.90
                                              ======         ======         ======         ======          ======
Total Return (%) (a) .................          (6.2)          19.2           (0.1)           9.5             8.2
Ratio of Operating Expenses to Average
  Net Assets (%) .....................          2.04           2.10           2.07           2.11            2.13
Ratio of Net Investment Income to
  Average Net Assets (%) .............          5.91           5.94           5.70           4.88            5.05
Portfolio Turnover Rate (%) ..........           809            559            462            391             106
Net Assets, End of the Year (000) ....        $2,760         $4,858         $5,385         $5,654          $9,657

(a) A contingent deferred sales charge is not reflected in total return calculations.

--------------------------------------------------------------------------------
                       FINANCIAL HIGHLIGHTS -- continued
--------------------------------------------------------------------------------

                                                                         CLASS Y
                                          -----------------------------------------------------------------------
                                          MARCH 31(a)
                                            THROUGH                          YEAR ENDED DECEMBER 31,
                                          DECEMBER 31,         --------------------------------------------------
                                             1994              1995           1996           1997            1998
                                          -----------          ----           ----           ----            ----
Net Asset Value, Beginning of the
  Period .........................          $11.20            $10.44         $11.71         $11.07          $11.54
                                            ------            ------         ------         ------          ------
Income From Investment Operations
Net Investment Income ............            0.54              0.80           0.74           0.65            0.72
Net Realized and Unrealized Gain
  (Loss) on Investments ..........           (0.77)             1.26          (0.63)          0.47            0.32
                                            ------            ------         ------         ------          ------
Total From Investment Operations .           (0.23)             2.06           0.11           1.12            1.04
                                            ------            ------         ------         ------          ------
Less Distributions
Distributions from Net Investment
  Income .........................           (0.53)            (0.79)         (0.75)         (0.65)          (0.70)
                                            ------            ------         ------         ------          ------
Total Distributions ..............           (0.53)            (0.79)         (0.75)         (0.65)          (0.70)
                                            ------            ------         ------         ------          ------
Net Asset Value, End of the Period          $10.44            $11.71         $11.07         $11.54          $11.88
                                            ======            ======         ======         ======          ======
Total Return (%) (c) .............            (2.0)             20.3            1.1           10.5             9.3
Ratio of Operating Expenses to
  Average Net Assets (%) .........            0.93(b)           1.10           1.07           1.11            1.13
Ratio of Net Investment Income to
  Average Net Assets (%) .........            7.25(b)           6.94           6.70           5.88            6.05
Portfolio Turnover Rate (%) ......             809               559            462            391             106
Net Assets, End of the Period
  (000) ..........................          $4,104            $7,364         $6,384         $6,658          $3,404

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Periods less than one year are not annualized.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

December 31, 1998

1. The Fund is a series of The New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a high level of current income consistent with safety of principal by investing in U.S. Government securities. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro-rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and the subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Interest income is decreased by the amortization of acquisition premium on original issue discount securities. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. OPTIONS. The Fund may use options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

D. INTEREST RATE FUTURES CONTRACTS. The Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for mortgaged backed securities for book and tax purposes. Permanent book and tax basis differences will result in reclassification to the capital accounts.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

H. DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

2. PURCHASES AND SALES OF SECURITIES. For the year ended December 31, 1998, purchases and sales of securities (excluding short-term investments) were as follows:

               PURCHASES                                 SALES
  --------------------------------         -------------------------------
  U.S. GOVERNMENT          OTHER           U.S. GOVERNMENT        OTHER
  ---------------       ----------         ---------------      ----------
    $111,815,595        $5,537,116           $93,391,074       $28,564,630

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets, 0.625% of the next $300 million and 0.60% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors, L.P., ("Back Bay") at the rate of 0.325% of the first $200 million of the Fund's average daily net assets, 0.3125% of the next $300 million and 0.30% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay are wholly owned subsidiaries of Nvest Companies, L.P., ("Nvest"), formerly known as New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay under the management agreement in effect during the year ended December 31, 1998 are as follows:

     FEES EARNED
     -----------
     $364,131                    NEFM
      364,131                    Back Bay

The effective management fee for the year ended December 31, 1998 was 0.65%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1998 these expenses amounted to $34,398 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Services Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1998, the Fund paid NEFSCO $186,211 as compensation for its services in that capacity. For the year ended December 31, 1998, the Fund received $2,406 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A Shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $251,899 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward into 1999 is $1,583,658.

Under the Class B Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $17,695 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B shares. For the year ended December 31, 1998, the Fund paid New England Funds $53,086 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1998 amounted to $277,732.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $699
Meeting Fee                                            152/meeting
Annual Committee Member Retainer                       105
Annual Committee Chairman Retainer                      70

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At December 31, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class Y capital stock. Transactions in capital shares were as follows:

                                                   YEAR ENDED                         YEAR ENDED
                                               DECEMBER 31, 1997                   DECEMBER 31, 1998
                                           -----------------------------       ----------------------------
CLASS A                                     SHARES             AMOUNT            SHARES           AMOUNT
-------                                    ----------       ------------       ----------       -----------
Shares sold .........................         813,117       $  9,129,882        1,656,981       $19,549,659
Shares issued in connection with the reinvestment of:
  Dividends from net investment
  income ............................         479,951          5,348,864          436,981         5,132,956
                                           ----------       ------------       ----------       -----------
                                            1,293,068         14,478,746        2,093,962        24,682,615
Shares repurchased ..................      (3,213,030)       (35,810,354)      (2,395,445)      (28,036,795)
                                           ----------       ------------       ----------       -----------
Net increase (decrease) .............      (1,919,962)      $(21,331,608)        (301,483)      $(3,354,180)
                                           ----------       ------------       ----------       -----------

                                                   YEAR ENDED                         YEAR ENDED
                                               DECEMBER 31, 1997                   DECEMBER 31, 1998
                                           -----------------------------       ----------------------------
CLASS B                                     SHARES             AMOUNT            SHARES           AMOUNT
-------                                    ----------       ------------       ----------       -----------
Shares sold .........................         121,154       $  1,355,757          525,057       $ 6,224,313
Shares issued in connection with the reinvestment of:
  Dividends from net investment
  income ............................          15,712            175,195           20,660           243,213
                                           ----------       ------------       ----------       -----------
                                              136,866          1,530,952          545,717         6,467,526
Shares repurchased ..................        (133,608)        (1,485,360)        (223,281)       (2,616,439)
                                           ----------       ------------       ----------       -----------
Net increase (decrease) .............           3,258       $     45,592          322,436       $ 3,851,087
                                           ----------       ------------       ----------       -----------
                                                   YEAR ENDED                         YEAR ENDED
                                               DECEMBER 31, 1997                   DECEMBER 31, 1998
                                           -----------------------------       ----------------------------
CLASS B                                     SHARES             AMOUNT            SHARES           AMOUNT
-------                                    ----------       ------------       ----------       -----------
Shares sold .........................          35,311       $    391,173          122,605       $ 1,438,718
Shares issued in connection with the reinvestment of:
  Dividends from net investment
  income ............................          33,327            371,325           20,559           240,336
                                           ----------       ------------       ----------       -----------
                                               68,638            762,498          143,164         1,679,054
Shares repurchased ..................         (68,695)          (761,109)        (433,374)       (5,047,251)
                                           ----------       ------------       ----------       -----------
Net increase (decrease) .............             (57)      $       1,389        (290,210)      $(3,368,197)
                                           ----------       ------------       ----------       -----------
Increase (decrease) derived from
  capital shares transactions .......      (1,916,761)      $(21,284,627)        (269,257)      $(2,871,290)
                                           ==========       ============         ========       ===========

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of New England Funds Trust I and the Shareholders of NEW ENGLAND GOVERNMENT SECURITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New England Government Securities Fund (the "Fund"), a series of New England Funds Trust I, at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      NEW ENGLAND MUNICIPAL INCOME FUND
                      SUPPLEMENT DATED JANUARY 18, 1999
   TO NEW ENGLAND BOND FUNDS CLASS A, B AND C PROSPECTUS DATED MAY 1, 1998

Effective January 1999, James S. Welch has replaced Nathan R. Wentworth as portfolio manager of New England Municipal Income Fund. Mr. Welch is a Senior Vice President of Back Bay Advisors and has been employed by the firm for over five years. He also serves as the portfolio manager of New England Intermediate Term Tax Free Fund of California, New England Massachusetts Tax Free Income Fund and New England Tax Free Income Fund of New York and as co-portfolio manager of New England Limited Term U.S. Government Fund.



                    NEW ENGLAND GOVERNMENT SECURITIES FUND
                                     AND
                NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND

                    SUPPLEMENT DATED FEBRUARY 12, 1999 TO
      NEW ENGLAND BOND FUNDS CLASS A, B AND C SHARES AND CLASS Y SHARES
                        PROSPECTUSES DATED MAY 1, 1998

The following supplements the third paragraph in the "Fund Management" section of each Prospectus:

Effective immediately, Joel A. Damiani acts as lead portfolio manager and Scott A. Millimet acts as co-portfolio manager of the Government Securities Fund, and Mr. Millimet acts as lead portfolio manager and Mr. Damiani acts as co-portfolio manager of the Limited Term U.S. Government Fund.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the potfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration is a means to directly compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------
AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. while it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

--------------------------------------------------------------------------------
                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins investing at age 30 for 10 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

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                                NEW ENGLAND FUNDS
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                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                            Growth Opportunities Fund
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                  Intermediate Term Tax Free Fund of California
                        Tax Free Income Fund of New York
                (formerly Intermediate Term Tax Free Fund of NY)
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                              Cash Management Trust
                          Tax Exempt Money Market Trust
                    To learn more, and for a free prospectus,
                     contact your financial representative.
              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478
                 This material is authorized for distribution to
                  prospective investors when it is preceded or
                  accompanied by the Fund's current prospectus,
                                 which contains
               information about distribution charges, management
                   and other items of interest. Investors are
                 advised to read the prospectus carefully before
                                   investing.

           New England Funds, L.P., and other firms selling shares of
          New England Funds are members of the National Association of
           Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors
                   may obtain a copy by contacting the NASD at
                  800-289-9999 or by visiting their Web site at
                                 www.NASDR.com.

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Where The Best Minds Meet(R)                                         Paid
                                                                 Brockton, MA
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   399 Boylston Street

  Boston, Massachusetts

           02116
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                                    GV56-1298